

BIOMERICA

Investor Presentation

• Feb 2023

Forward-Looking Statement

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation (as well as information included in oral statements or other written statements made or to be made by Biomerica) contains statements that are forward-looking, including statements not of historical fact; such as statements relating to - intended launch dates, sales potential, product benefits, market size, number of sufferers with IBS, prospects, new products, favorable outlook, increases in productivity and margins, market competition, anticipated or possible future revenues including InFoods® revenue opportunities, the regulatory pathway to FDA clearance, probability of FDA or other regulatory clearances, insurance reimbursement availability and amounts, physician adoption rates, efficacy and pricing of competing products, patent protection of the InFoods® technology, frequency of patient testing, production volume of the Company’s products , and the launch or success of current and new product offerings; as well as statements relating to the Company’s products including; the efficacy of InFoods IBS at treating IBS symptoms in patients, accuracy of the InFoods product at detecting correct foods causing patient IBS symptoms, results of studies testing the Company’s products’ efficacy and accuracy, FDA clearance timing and requirements, EU clearance including CE Mark, the rapidity of testing results, uniqueness of these tests, use and commercial adoption of the Company’s tests, pricing of the Company’s test kits, domestic and international demand and orders, the Company’s manufacturing capacity, patent protection, and all regulatory approvals necessary prior to commercialization of the Company’s tests; and, resource and other constraints on our suppliers; dependence on our third party manufacturers; dependence on international shipping carriers; governmental import/export regulations; competition from other similar products and from competitors that have significantly more financial and other resources available; governmental virus control regulations that may make it difficult or impossible for the company to maintain current operations; and any other aspect of the Company’s tests and products. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Biomerica. Forward looking statements also include the assumptions underlying or relating to such statements. The underlying assumptions could prove to be inaccurate or known or unknown risks or uncertainties could materialize, therefore actual results could vary materially. The potential risks and uncertainties include, among others, fluctuations in the Company’s operating results, downturns in international and or national economies, the Company’s ability to raise additional capital as needed, the competitive environment in which the Company will be competing, and the Company’s dependence on strategic relationships and on regulatory approvals. A further list and description of these risks, uncertainties and other factors can be found in our report on Form 10-K filed with the Securities and Exchange Commission on August 29, 2022. Any forward-looking statements made in this presentation speak only as of the date of the presentation. The Company is under no obligation to update any forward-looking statements after the date of this presentation.

Diagnostic Guided Therapy

Using Science, Diet and Technology
to Revolutionize the GI Market

Investment Highlights

Disruptive Patented Platform Technology redefining the GI Market

First ever FDA-regulated diagnostic therapy

Large Growing Market

- $30+ Billion expansive market opportunity
- Robust patent portfolio (11 issued patents; 100+ patents pending)

Significant Milestones Driving Growth

- InFoods® IBS clinical trial complete & LDT launch planned FQ3
- H. Pylori antigen test pending approval & launch
- ez+detect (Colon Disease Test) & Aware (Breast Exam)

Conservative Capital Structure

- ~18% Insider ownership
- No warrants, no preferred equity and no debt

Depth of Scientific Leadership

- SAB Leadership includes US Members of the Rome Foundation
- Clinical studies lead by principal investigators who set GI "treatment guidelines"

Leadership, Board & Depth in Science

Management



ZACK IRANI
- Chief Executive Officer & Chairman
- Previous CEO & Chairman of Lancer Orthodontics Inc.



ALLEN BARBIERI
- Executive Vice Chairman
- Previous CEO of numerous public and private companies



ROBERT CARLSON
- Chief Commercial Officer
- Previous CCO of Prometheus Laboratories , a Nestle Health Science Company

Independent BOD Members

Cathy Coste, CPA
Former Deloitte Partner

Jane Emerson, MD, PhD
Chief of Clinical Pathology, USC

David Moatazedi
CEO Evolus (NASDAQ: EOLS)

Scientific Advisory Board

Principal Investigators or Collaborators for:



DOUGLAS DROSSMAN, MD
- President Emeritus, Rome Foundation
- Co-Director Emeritus, UNC Center for Functional GI and Motility Disorders

Linzess



LIN CHANG, MD
- Professor of Medicine, UCLA, Division of Digestive Diseases
- Rome Board member
- Served on FDA GI advisory panel

Xifaxan



WILLIAM CHEY, MD, AGAF, FACG, FACP
- Professor GI & Nutrition Sciences, Univ. of Michigan
- Rome Board member
- Co-Director Michigan Bowel Program

Linzess, Viberzi, Xifaxan



BRIAN LACY, MD, PHD
- Mayo Clinic
  Co-Author of ACG Guidelines

amitiza lubiprostone



ANTHONY LEMBO, MD
- Harvard Medical & Beth Israel Deaconess Medical Center
- Associate Editor of Journal of Clinical Gastroenterology and Digestive Diseases and Science

Linzess, Viberzi

InFoods® Principal Investigators

WILLIAM CHEY, MD, AGAF, FACG, FACP
- University of Michigan – Ann Arbor
- Director of the Digestive Diseases Center
- Co-Author of ACG Guidelines

University of Michigan Health System

ANTHONY LEMBO, MD
- Harvard – Beth Israel Deaconess Medical Center

Harvard Medical School Teaching Hospital

TISHA LUNSFORD, MD
- Mayo Clinic
- Director of the Motility Interest Group

Mayo Clinic

BRIAN LACY, MD, PHD
- Mayo Clinic
- Current co-Editor in Chief of the American Journal of Gastroenterology
- Co-Author of ACG Guidelines

Mayo Clinic

EAMONN QUIGLEY, MD
- Chief, Division of Gastroenterology and Hepatology at Houston Methodist

Houston Methodist

BROOKS CASH, MD, AGAF, FACG, FACP, FASGE
- Chief of Gastroenterology, University of Texas Health Science Center at Houston

UTHealth | McGovern Medical School

Background & Innovation

Leveraging diagnostic expertise to transition into diagnostic-guided therapeutics

Specialty diagnostics *enabling early disease detection and monitoring*

- Two FDA, CE, CFDA registered manufacturing facilities in California and Mexico
- Commercially launched FDA cleared diagnostic tests

inFoods

Disruptive patented technology platform *enabling diagnostic therapies*

- Redefining the treatment of GI diseases
- Also applicable for treating non-GI chronic inflammatory diseases
- Gross margin opportunities similar to drugs

InFoods® – Diagnostic Guided Therapy (DGT) Personalize Medicine for IBS patients





- FDA-regulated diagnostic to be used as therapy
- Measures immunoreactivity for a panel of foods to determine which foods are above normal range and problematic for a specific patient
- Allows physicians to identify patient-specific foods which, when removed from diet, may alleviate or improve the patient's gastrointestinal symptoms and suffering
- Clinical trial guided by U.S. members of the Rome Foundation, the leading organization that sets IBS treatment guidelines

Note: Clinical lab product in clinical studies. Point of care product under development

Example of Patient-Specific Results

Food	Result
Blueberry	**+ POSITIVE**
Chicken	NEGATIVE
Cabbage	NEGATIVE
Egg	**+ POSITIVE**
Garlic	NEGATIVE
Lemon	NEGATIVE
Mustard	NEGATIVE
Pork	**+ POSITIVE**
Potato	NEGATIVE
Sugar	NEGATIVE

Positive for: egg, blueberry, and pork



Irritable Bowel Syndrome (IBS) is Very Common and Costly

IBS is the **#1 most common diagnosis** made by gastroenterologists[1]

IBS is the **#7** most common diagnosis made by **all physicians**[1]

IBS patients visit doctors **3x more** than non-IBS patients

IBS sufferers have **74% more** direct healthcare costs vs. non-IBS sufferers

The Majority of IBS patients believe **foods trigger** their **symptoms**

[1]Recent AGA Survey (American Gastroenterological Association).

IBS Market is Significant Today and Growing

$30B+

U.S. TAM[1]


M
D
C

40 Million
IBS Patients in the US

1/3 IBS-C (Constipation)

1/3 IBS-D (Diarrhea)

1/3 IBS-M (Mixed: Alternates C+D)

~16 MILLION
US IBS Patients: seeking consistent physician treatment

~13 MILLION
IBS-M Patients: No approved therapy/drug[2]

[1]Global prevalence of and risk factors for irritable bowel syndrome: a meta-analysis. *Clinical gastroenterology and hepatology*. 2012 Jul 1;10(7):712-21.
[2]Irritable bowel syndrome in the United States: prevalence, symptom patterns and impact. *Alimentary pharmacology & therapeutics.* 2005 Jun;21(11):1365-75.

BIOMERICA

InFoods® IBS: Broad Benefits to Patients, Physicians, and Healthcare Insurers

Targets 100% of the IBS Market (IBS-M, IBS-C, IBS-D)[1]

Patient Benefits

InFoods® targets underlying causes **without causing side effects**

VS

IBS Drugs – Primarily treat symptoms AND can cause **major side effects**

Physician Benefits

InFoods®: Recurring revenue potential as problem foods change in patients

VS

IBS Drugs = $0 revenue to physician

Payer/insurer Benefits

InFoods® insurer savings
Currently: IBS Patients require 3x doctor visits & monthly drug costs

U.S. Healthcare annual costs of IBS ~$30B/year

[1]IBS-M = Mixed: Alternates C+D; IBS-C = Constipation; IBS-D = Diarrhea.

FDA Approved Drugs are Expensive and have Efficacy and Safety Limitations

Indication	Drug	FDA Approval	Treatment Response	Placebo Response	Treatment minus Placebo	Monthly Cost	Annualized U.S. Sale	Limitations
IBS-C	**Linzess**	2012	20% - 34%	6% - 27%	**7% - 14%**	$467	$1,963M	• Diarrhea side effect (20%)
	Amitiza	2008	14%	8%	**6%**	$371	$410M	• Indicated for women only; not studied for men
IBS-D	**Xifaxan**	2015	41%	32%	**9%**	$2,757[1]	$1,905M	• Not for chronic use
	Viberzi	2015	25% - 30%	17% - 16%	**8% - 14%**	$1,383	$266M	• Abdominal pain (secondary) endpoint not met
	Lotronex	2002	NA	NA	**13% - 20%**	$2,240[2]	$6M	• For women only • Black box warning
IBS-C IBS-D IBS-M	**InFoods**	Pending LDT launch	58% 58%	48% 43%	**10% to 15%**	N/A	New	• No side effects • 10% all patients • 15% women only

IBS Drug Side Effects Can Be Dangerous | **Lotronex carries a black box warning related to the risk of potentially serious GI events**

BIOMERICA

[1]Denotes cost for 550mg Xifaxan dose; 200mg dose WAC is $723. [2]Denotes cost for 1mg Lotronex dose; 0.5mg dose WAC is $1,120.
Source: IQVIA FY2020 sales and monthly WAC.

InFoods® IBS: Clinical Trial Design Summary

Randomized Double Blinded Placebo controlled

Patient is InFoods positive to:
Blueberries & Almonds

inFoods **Treatment Arm**	**Placebo Arm**
Eliminates **Blueberries & Almonds**	Eliminates **Raspberries & Walnuts** (if negative and same consumption)

Highlights

Statistically meaningful improvements were seen in multiple endpoints (symptoms), this is only a selection of topline results from the InFoods® IBS endpoint trial

Global Endpoints

InFoods® IBS
Top Line - Global Endpoints

inFoods Treatment Arm **Vs.** Placebo Arm

SGA

P-value of 0.007 for improvement in the **Subject's Global Assessment of Relief (SGA)** endpoint for all patient subtypes as a group (baseline vs 8 weeks)

Subject's global assessment (SGA) of relief is a single measure (endpoint) encompassing abdominal pain/discomfort, altered bowel function, and overall well-being. This measure, which has been validated in populations with IBS, was considered the standard assessment of symptoms for IBS trials in the past[1]

GIS

P-value of 0.040 for improvement in the **Global Improvement Scale (GIS)** endpoint for all patient subtypes as a group (baseline vs 8 weeks)

Global Improvement Scale (GIS) assesses multiple irritable bowel syndrome (IBS) symptoms using a patient-defined 7-point Likert scale ranging from symptoms substantially worse to substantially improved

1. Aliment Pharmacol Ther 2001;15:1655–66 & Gastroenterology 2000;118:A145

Highlights

Statistically meaningful improvements were seen in multiple endpoints (symptoms), this is only a selection of topline results from the InFoods® IBS endpoint trial

InFoods® IBS
Top Line - Global Endpoints

inFoods Treatment Arm **Vs.** Placebo Arm

Pain and Bloating

API

P-value of 0.012 for improvement in the **Abdominal Pain Intensity (API)** endpoint for IBS-Mixed & IBS-Constipation patients as a group (baseline vs 8 weeks)

IBS is partly defined by pain, and pain is the cornerstone of the IBS illness experience for many patients. Abdominal Pain Index (API) is the only instrument that can be scored as a composite measure of overall abdominal pain severity composed of pain frequency, intensity, and duration[1]

Bloating

P-value of 0.022 for improvement in the **Bloating** endpoint for IBS-Mixed & IBS-Constipation patients as a group (baseline vs 8 weeks)

Bloating is reported by up to 96% of patients with irritable bowel syndrome (IBS), is more common in females, and is often ranked as their most bothersome symptom[2]

1. J Pediatr Psychol. 2015 Jun; 40(5): 517–525 & Aliment Pharmacol Ther. 2010 Nov; 32(9): 1192–1202.
2. Gastroenterology Volume 131, Issue 4, P1003-1010, October 2006

BIOMERICA

Abdominal Pain Index (API) Change from Baseline
IBS non-D Population



Increased Abdominal Pain
API
Decreased Abdominal Pain
Changein API Least Squares Mean Values
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
-1.6
0
2
4
6
8
Weeks on Diet
True Diet
Sham Diet

Linear Mixed Model
Wk 8 P-Value 0.0139

InFoods® Regulatory & Commercial Pathway

IP & Data → Product Dev. R&D → FDA Sub Q → End Point Trial → Dual Path:
- CLIA Lab Developed Test
- Pivotal Trial (12 – 14 months) → FDA Approval

- CLIA Lab Developed Test to be launched on fiscal Q3
- FDA has determined proposed IBS clinical study is **a non-significant risk →** De Novo
- Recently competed Endpoint Trial results driving significant interest from physician groups

Endpoint and Pivotal Trials Overview

Sites
Mayo Clinic, Harvard BID, University of Michigan, Houston Methodist, University of Texas Houston & others

Design
Double-blind randomized placebo controlled trial of true diet for foods with a positive immune response v. sham diet of random foods

Primary Endpoint
All 9 FDA endpoints QOL, API, BSS, SSS, etc. for Endpoint Trial; one endpoint to be selected for Pivotal Trial (e.g. API)

Participants
N=180 (Endpoint Trial); N=500-700 (Expected for Pivotal Trial)

Complete
Completed Endpoint Clinical Trial shows improvements in Multiple Symptoms for IBS Patients

Launch of InFoods IBS as LDT

Patient pamphlet



inFoods IBS
PRECISION MEDICINE FOR IBS
You are unique and so is your IBS
inFoods® IBS is a Laboratory Developed Test that identifies foods that may cause pain, bloating or other IBS symptoms¹.

Physician data sheet



inFoods IBS
PRECISION MEDICINE FOR IBS
A Revolutionary Tool for Physicians Treating Patients with IBS
• Improve quality of life by reducing pain and other food-triggered symptoms of IBS
• Reduce patient frustration and time to relief often experienced with complex non-specific food elimination diets
• Improve health outcomes and reduce costs with an IBS-specific food sensitivity test
inFoods® IBS
Different from other food sensitivity tests, inFoods® IBS utilizes a patented & clinically tested approach to detect IgG antibodies to IBS-specific foods
inFoods® IBS is a Laboratory Developed Test (LDT) that identifies IBS-specific trigger foods that when removed from the diet, may alleviate or improve symptoms of IBS
IBS-specific cut-offs have been established for each food in the panel
70 - 80% of IBS patients say food exacerbates or triggers their symptoms¹
Most patients cannot identify their offending foods
inFoods® IBS targets underlying causes of IBS

Clinical Trial data



inFoods IBS
PRECISION MEDICINE FOR IBS
Clinical Study Results
In a Prospective, Multi-Center, Double-Blind, Placebo-Controlled Study², an inFoods® IBS elimination diet demonstrated a remarkable and statistically significant reduction in IBS symptoms over an 8-week period
Reduction in Abdominal Pain Intensity
API is a measure of overall abdominal pain severity and is composed of pain frequency, intensity, and duration³,⁴.
Increased Abdominal Pain
Decreased Abdominal Pain
True Diet
Sham Diet
Reduction in Bloating
Bloating is reported by up to 96% of patients with IBS and is often ranked as their most bothersome symptom⁵.
Less Relief
More Relief
Weeks on Diet
• Study Sites: Mayo Clinic, Harvard Beth-Israel, University of Michigan, University of Texas Houston
• Study Design: 8-week, prospective, multi-center, double-blinded, placebo-controlled, randomized
• Treatment Arm: True Diet - Elimination of positive foods (elevated levels of IgG) from the diet of IBS patients
• Placebo Arm: Sham Diet - Elimination of non-positive foods (normal levels of IgG) from the diet of IBS patients
238 IBS Patients were randomized into the trial
82 IBS-D 41 True Diet 41 Sham Diet
84 IBS-C 44 True Diet 40 Sham Diet
72 IBS-M 38 True Diet 34 Sham Diet
Mean Age: 41
21.5% Male
78.5% Female
93.4 mean number of months treated for IBS prior to enrollment

InFoods® Commercialization Strategy

Multiple Avenues to Drive Adoption

Inclusion in Guidelines

- Inclusion in the IBS treatment guidelines will accelerate product adoption
- The Rome Foundation holds significant influence in setting the treatment guidelines

Reimbursement Awareness and Enhanced Coverage

- Help GI physicians monetize their largest patient population: reimbursement code already exists for Medicare patients
- Initiate conversations with payors to enhance access to product at both the point of care and outpatient diagnostic centers

Broad Physician Interest

- Capitalize on strong physician interest evidenced by market research[1]
- GI physician and PCP respondents indicated they would adopt this product for 95% - 100% of their patients, depending on the IBS subtype[1]

95% GI Physicians and PCPs Would Adopt InFoods® for Their Patients Depending on Subtype

[1]Market Research Source: Market Vision. Percentages shown represent medians for both GI physicians and PCPs based on the information they were presented as part of the market research survey.

SAB: Rome Foundation- Sets IBS Guidelines Expertise in Clinical Trials

Rome Foundation
(Leading IBS organization)

- Leading independent non-profit organization focused on the diagnosis and treatment of functional gastrointestinal disorders, including IBS
- Rome creates the diagnostic criteria and guidelines that FDA and physicians use to define an IBS patient, and treat those patients

Dr. Doug Drossman
(Biomerica SAB Chair)

- Dr. Doug Drossman (President Emeritus of the Rome Foundation) is one of the foremost opinion leaders in IBS
  - Participated in 50+ Clinical Studies for IBS

Key Expertise on IBS Clinical Trials

- SAB members were the PI's on clinical trials for multiple approved GI drugs, including Linzess®, Viberzi®, and Xifaxan®
- Members serve on FDA GI advisory panel


Special Issue
Gastroenterology
www.gastrojournal.org
Volume 150 Number 6 May 2016
Rome IV
Functional Gastrointestinal Disorders:
Disorders of Gut-Brain Interaction

Platform Technology:

InFoods®
Development Pipeline

IP & Data | Product Dev. R&D | FDA Sub Q | End Point Trial | Pivotal Trial | FDA Approval

Functional Gastrointestinal Disorders
- Irritable Bowel Syndrome (IBS)
- Functional Dyspepsia
- GERD disease

Gastrointestinal Diseases
- Ulcerative Colitis (UC)
- Crohn’s

Other Chronic Inflammatory Diseases
- Migraines
- Dermatology
- Depression

Specialty Diagnostics


hp detect
ULCER SCREENING TEST


ez+detect
COLON DISEASE TEST
Self-test for early warning signs of colorectal disease
In-home results in 2 minutes


aware
BREAST SELF EXAM
FDA CLEARED
EARLY DETECTION IS YOUR BEST PROTECTION

2022 Growth opportunity - H. pylori

hp detect™

Detects H. pylori Antigen

H. pylori is a bacteria that infects approximately 35% of the U.S. population and 45% of the population in the five major countries in the Europe. Approximately 20% of *H. Pylori* infected patients develop a range of issues including peptic ulcer disease, dyspepsia and gastric cancer.

Status: Biomerica has submitted a 510k to FDA 510K submission. Approval expected soon.

Gastric Cancer: Gastric cancer is the 3rd most common cause of cancer related death in the world. Over 80% of gastric cancers are attributed to *H. pylori* infection. In 2017, the World Health Organization (WHO) listed *H. pylori* among the 16 antibiotic-resistant bacteria that pose the greatest threat to human health and designated *H. pylori* as a Class 1 carcinogen.

Profit Opportunity: Once approved by the FDA, Biomerica could sell its H. pylori product at a significant discount to competitive products and still earn 80% gross margin.

Customers: The majority of H. pylori diagnostic tests are sold to large labs such as Quest, LabCorp and ARUP. Therefore, less marketing effort is needed to achieve material market penetration.

Colorectal Disease Test: EZ Detect™

EZ Detect is a 2-minute, at-home test for the determination of fecal occult blood, an early warning sign of colorectal cancer (CRC) and other colorectal diseases.

Quick & Simple:

No Stool Handling



1
1x
2
3x
3
1x



FDA cleared
Doctor recommended
No diet restrictions
ez+detect™
COLON DISEASE TEST
Self-test for early warning signs of colorectal disease
In-home results in 2 minutes

Interpretation



Negative	Positive	Positive

Any color in the test area (no matter how small) should be considered as a positive result

BIOMERICA

Key performance metrics for EZ Detect™, Cologuard®, & FITs

Value	EZ Detect™ [1]	Cologuard® [2]	FIT [2]
Price	$14	$649	$22
Accuracy	93.2%	86.6%	94.7%
Positive Likelihood Ratio	91.2	6.9	14.3
Negative Likelihood Ratio	0.27	0.09	0.28
Specificity (vs. all negative findings on colonoscopy/sigmoidoscopy)	99.2% (124/125)	86.6% (7936/9167)	94.9% (8,695/9167)
Sensitivity (vs. all CRC found by colonoscopy/sigmoidoscopy)	72.9% (27/37)	92.3% (60/65)	73.8% (48/65)
Negative Predictive Value	92.5% (124/134)	99.9% (7936/7941)	99.8% (8695/8712)
Positive Predictive Value	96.4% (27/28)	4.6% (60/1291)	9.2% (48/520)


FDA cleared
Doctor recommended
No diet restrictions
ez+detect™
COLON DISEASE TEST
Self-test for early warning signs of colorectal disease
In-home results in 2 minutes

(1) Results of the Study (Screening) Conducted by Renfe's Medical Department. 2000.
(2) Multitarget Stool DNA Testing for Colorectal-Cancer Screening. Imperiale, Thomas F, et al. 2014, The New England Journal of Medicine, Vol. 370, pp. 1287-1297.

BIOMERICA


aware
BREAST
SELF
EXAM
FDA CLEARED
EARLY DETECTION IS
YOUR BEST PROTECTION
Self exam in minutes
Up to 70% increase in lump detection* vs. bare hand
Clinically proven
Enhances sense of touch
CONTAINS
ONE
REUSABLE PAD
aware
BREAST
SELF
EXAM

Aware® Breast Self Exam

- **FDA – Cleared and CE Mark**
- The Aware® Pad is as an aid for performing at-home breast self-examination
- About **80% of breast cancers** are **detected because women themselves notice changes** in their breasts[1]
- Recurrent purchases and several pads for female family members


aware
BREAST SELF EXAM
FDA CLEARED
EARLY DETECTION IS YOUR BEST PROTECTION
Self exam in minutes
Up to 70% increase in lump detection* vs. bare hand
Clinically proven
Enhances sense of touch
CONTAINS ONE REUSABLE PAD
aware
BREAST SELF EXAM
Contents:
One Aware® Reusable Breast Self-Examination Pad
Instructions for Use
Aware® makes breast self exam easy and convenient.
The Aware® pad is designed to increase your sense of touch.

1. https://www.pinkribbon-deutschland.de/vorsorge-fakten/fakten, accessed 02 AUG 2022

Aware® Performance

Clinical Study
Kawasaki Medical University Hospital
for Aware FDA approval (N=832 Patients)

- Study concluded that **Aware®** is a highly effective tool for early detection of breast abnormalities
- Regular practice of Breast Self Exam is extremely important for early cancer detection

Detection Ratios				
	Breast Cancer	Fibroma Biopsy Case / Non-Biopsy Case	Mastitis Biopsy Case / Non-Biopsy Case	Non-Tumor
Patient	98.6%	90.9%/87.8%	86.4%/65.2%	9.8%
Nurse	100%	96.0%/92.0%	86.4%/58.2%	4.8%


FDA cleared
Doctor recommended
No diet restrictions
ez+detect™
COLON DISEASE TEST
Self-test for early warning signs of colorectal disease
In-home results in 2 minutes
aware
BREAST SELF EXAM
FDA CLEARED
EARLY DETECTION IS YOUR BEST PROTECTION
Self exam in minutes
Up to 70% increase in lump detection* vs. bare hand
Clinically proven
Enhances sense of touch
CONTAINS ONE REUSABLE PAD
BREAST SELF EXAM

ez+detect™ & aware®

Available at Walmart

EZ Detect now in over

4,600

Walmart Stores

Aware now in over

2,400

Walmart Stores

Available online at Walmart

Available at amazon.com

BIOMERICA

Leveraging Our Unique Technology

Disruptive Patented Platform Technology redefining the GI Market

Addressing the large need for IBS patients and then targeting multiple other diseases

InFoods Model is Unique

Benefits Patient / Physician / Insurer

Broad IP Protection

Robust patent portfolio (11 issued patents; 100+ patents pending)

- 16+ year remaining on patents filed
- Patents cover multiple disease states

Financially Attractive

- Low burn rate
- Clean Cap table - No warrants, no preferred equity and no debt

IBS Key Opinion Leaders set Treatment Guidelines

- SAB Leadership includes US Members of the Rome Foundation
- Clinical studies lead by principal investigators who set GI “treatment guidelines”